<u>ASSIGNMENT AND ASSUMPTION OF PROMISSORY NOTES</u>

This Assignment and Assumption of Promissory Notes (this "**Assignment**") is made and entered into as of July 21, 2020, (the "**Assignment Effective Date**") by and among Adara Enterprises Corp., a Delaware corporation ("**Assignor**"), Adara Asset Management, LLC, a Delaware limited liability company ("**Assignee**") and ORIX PTP Holdings, LLC, a Delaware limited liability company, ("**ORIX**").

<u>RECITALS</u>:

WHEREAS, Assignor is the borrower under (i) that certain promissory note by and between the Assignor, as Borrower, and GlassBridge Enterprises, Inc., a Delaware corporation ("**GlassBridge**"), as Note Holder, dated as of September 30, 2019, in the original principal amount of $9,000,000 and with a maturity date of September 30, 2026 (the "**Levy Note**") and (ii) that certain promissory note by and between the Assignor, as Borrower, and GlassBridge, as Note Holder, dated as of September 30, 2019, in the original principal amount of $4,000,000 and with a maturity date of September 30, 2026 (the "**Sport-BLX Note**" and together with the Levy Note, the "**Notes**");

WHEREAS, pursuant to that certain Agreement Relating to the Assignment and Assumption of Promissory Notes by and among Assignor, ORIX and GlassBridge, dated as of October 1, 2019 ("**2019 Assignment Agreement**"), GlassBridge (i) sold, transferred and assigned to ORIX, and ORIX purchased from GlassBridge, all of GlassBridge's right, title and interest in to the Notes, and (ii) Assignor granted to ORIX a first priority lien and security interest (the "**Security Interest**") in the Collateral (as defined in the 2019 Assignment Agreement);

WHEREAS, Assignor desires to assign to Assignee, all of Assignor's right, title, interest and obligations, in, to, arising out of and under the Notes (collectively, the "**Note Interests**");

WHEREAS, Assignee desires to accept the assignment of the Note Interests, as more particularly set forth below; and

WHEREAS, Effective upon the execution and delivery of that certain Debt Exchange and Secured Loan Agreement by and among Assignee, GEH Sport, LLC and ORIX (the "**Release Effective Date**"), ORIX desires to terminate the 2019 Assignment Agreement and to release the Security Interests granted to ORIX by Assignor in the Collateral pursuant to the 2019 Assignment Agreement.

NOW, THEREFORE, in consideration of the recitals stated above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee and ORIX hereby agree as follows:

1. <u>Assignment and Assumption of Obligations</u>. The Assignor hereby irrevocably assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably assumes from the Assignor without recourse to the Assignor, as of the Assignment Effective Date the Note Interests. Assignee hereby assumes, as its direct and primary obligation, the payment and performance of all of the liabilities and obligations of Assignor under the Notes, including the

obligation to pay interest and fees with respect to all such liabilities and obligations (collectively the "**Assumed Obligations**") and hereby agrees to make all payments required under the Notes and to discharge the Assumed Obligations as they become due or are declared due. Assignee agrees to perform and discharge all of the Assumed Obligations, including, performance and observance of all of the covenants and conditions of the Notes to be performed or observed by Assignor thereunder or in connection therewith, and to be bound in all respects by the terms of the Notes as they relate to Assignor as if Assignee were an original signatory thereto. From and after the Assignment Effective Date, all references in the Notes to Assignor as the "Borrower" as defined in the Notes shall be deemed to be a reference to Assignee as the Borrower.

2. ORIX Acknowledgment. In connection with the assignment and assumption of the Assumed Obligations by Assignee, ORIX acknowledges and agrees that it hereby relieves and releases Assignor of any and all obligations and liabilities under the Notes and any related documents and agrees that from and after the Assignment Effective Date, all references in the Notes to Assignor as the "Borrower" as defined in the Notes shall be deemed to be a reference to Assignee as the Borrower.

3. Representations. The Assignee (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Notes; and (c) agrees that it will be bound by the provisions of the Notes and will perform in accordance with its terms all the obligations which by the terms of the Notes are required to be performed by it.

4. Termination. Effective as of the Release Effective Date, ORIX hereby terminates the 2019 Assignment Agreement and releases and discharges any and all liens on the Collateral (as such term is defined under the 2019 Assignment Agreement) granted to ORIX under the 2019 Assignment Agreement as security for the payment and performance of all of the Secured Obligations (as defined in the 2019 Assignment Agreement). In connection with the release by ORIX of its liens on the Collateral, ORIX agrees that it shall file a UCC-3 termination statement with the Delaware Secretary of State to terminate any UCC-1 Financing Statement by the Borrower in favor of ORIX and that if ORIX fails to file such termination timely, ORIX hereby confirms that Assignor shall be permitted to file any such UCC-3 termination statement without any further action or consent required by ORIX.

5. Release. In consideration of the agreements of ORIX and Assignor contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the Release Effective Date, ORIX, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (collectively as the "**Releasing Parties**" and individually as a "**Releasing Party**"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Assignor, and its successors and assigns, and its present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (hereinafter referred to collectively as the "**Releasees**" and individually as a "**Releasee**"), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (collectively, "**Claims**") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any

Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Release Effective Date on account of, or in relation to, or in any way in connection with this Assignment, the Notes, or the 2019 Assignment Agreement, or any of the transactions hereunder or thereunder. Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claims against any Releasee prior to the Release Effective Date.

6. Further Assurances. Each party to this Agreement agrees to execute and deliver, or cause to be executed and delivered, and to make or cause to be done or made, upon the reasonable written request of any other party to this Agreement, any and all instruments, acts or things, as may be reasonably requested by any other party for the purpose of, or in connection with this Agreement or to fully effect the foregoing releases, discharges and terminations.

7. Miscellaneous.

(a) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws provisions thereof). Each party hereto agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of the State of New York sitting in New York County or the United States District Court for the Southern District of New York. Each party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of such courts for purposes of any such legal action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction

THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b) Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings with respect to the subject matter hereof.

(c) Assignments. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. The parties hereto agree that this Agreement is fully and adequately supported by consideration, is fair and reasonable, and that they have had the opportunity to discuss this matter with counsel of their choice. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement. It is understood and agreed that if e-mails of PDF copies

of signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed copies were original documents bearing original signature.

IN WITNESS WHEREOF, the parties hereto have caused this this Agreement to be executed as of the Effective Date by their respective duly authorized signatories.

ASSIGNOR:

ADARA ENTERPRISES CORP.

By: ______________________

Name: Daniel Strauss
Title: President

ASSIGNEE:

ADARA ASSET MANAGEMENT, LLC

By: ______________________

Name: John Hall
Title: President

ORIX:

ORIX PTP HOLDINGS, LLC, as Note Holder

By: ______________________

Name: Art Mbanefo
Title: Chief Investor Officer

IN WITNESS WHEREOF, the parties hereto have caused this this Agreement to be executed as of the Effective Date by their respective duly authorized signatories.

ASSIGNOR:

ADARA ENTERPRISES CORP.

By: ____________________
Name: Daniel Strauss
Title: President

ASSIGNEE:

ADARA ASSET MANAGEMENT, LLC

By: ____________________
Name: John Hall
Title: President

ORIX:

ORIX PTP HOLDINGS, LLC, as Note Holder

By: ____________________
Name: Art Mbanefo
Title: Chief Investor Officer

IN WITNESS WHEREOF, the parties hereto have caused this this Agreement to be executed as of the Assignment Effective Date by their respective duly authorized signatories.

ASSIGNOR:

ADARA ENTERPRISES CORP.

By: ______________________
Name: Daniel Strauss
Title: President

ASSIGNEE:

ADARA ASSET MANAGEMENT, LLC

By: ______________________
Name: John Hall
Title: President

ORIX:

ORIX PTP HOLDINGS, LLC, as Note Holder

By: ______________________
Name: Art Mbanefo
Title: Chief Investor Officer